EXHIBIT 10.12

10.12   Lease Agreement between Boca Chica Tower and CommunicateNow.com, Inc.

                                 Lease Agreement

     This lease Agreement is between Boca Chica Tower, hereinafter called
"Lessor", and bizfinders.com, hereinafter called "Lessee".

     Lessor agrees to lease to Lessee, and Lessee agrees to lease from Lessor, the following described premises, to-wit:

     Lease Space designated Suite 306, located on the Third Floor of 2100 Boca
Chica Tower Building at 2100 Boca Chica Boulevard in Brownsville, Cameron
County, Texas;

Upon the following terms and conditions:

1.   The term of this Lease shall be for one (1) year, beginning June 1st, 2001 and ending at midnight, central standard time, May 31st, 2002, unless sooner terminated as herein provided.
2.   Lessee will use the Leased Premises for office purposes only, unless Lessor gives Lessee prior written consent for a different use.
3.   Lessee will pay Lessor, at the office of the building, as rent for the
     Leased Premises, the sum of $4,296.00 payable in twelve (12) equal monthly payments of $358.00 in advance  on the 1st day of each month, without notice, beginning June 1st, 2001.
4.   Lessee shall have the option to renew this Lease for an additional one (1)
     year upon the same terms and conditions, except that the rent shall be renegotiated. (In general, increase in rent for the renewal term will be based upon the increase in Lessor's cost over the prior year of owning and maintaining the building, including the parking lot and other facilities.)
5.   Lessee acknowledges that his acceptance of possession of the Leased
     Premises constitutes conclusive admission that he has inspected the Leased
     Premises and has found it in good condition and repair.
6.   So long as Lessee is not in default hereunder, Lessor shall furnish the
     Leased Premises during reasonable and usual business hours the following services at Lessor's sole expense:
     (a). Heat and air conditioning during the customary periods of the year when and to the same extent Lessor furnishes heat and air conditioning for other portions of the building.
     (b). Elevator service for the use of all tenants and occupants of the building and their invitees.
     (c). Electricity, gas and water utilized in operating facilities serving the Leased Premises.
7.   Lessee shall peacefully have, hold and enjoy the Leased Premises during the entire term hereof, subject to the terms and conditions set forth herein, and provided Lessee pays the rental required of him and performs all of the covenants and agreements herein contained.
8.   Lessee covenants and agrees with Lessor:
     (a). To pay the rent provided to be paid hereunder at the time and in the manner provided.
     (b)  At his cost and expense, to repair or replace any damage or injury done to the building, or any part thereof, caused by him or his agents, employees, invitees or visitors; provided, however, if Lessee fails to make such repairs or replacements promptly, Lessor may, at its option, make such repairs or replacements, and Lessee shall pay the cost thereof to Lessor on demand.
     (c). Not to commit or allow any  waste or damage to be committed on any portion of the Leased Premises, and at the termination of this Lease
          Agreement, by lapse of time or otherwise, to deliver up said Leased
          Premises in as good condition as at date of his possession, ordinary wear and tear excepted, and upon such termination Lessor shall have the right to re-enter and resume possession of Leased Premises.
     (d). Not to assign this Agreement or sublet the Leased Premises, or any part thereof, without first obtaining the written consent of Lessor.
          Lessor agrees that it will not unreasonably or arbitrarily refuse to give such consent.  In no event shall any such assignment or sublease release Lessee from any obligation or liability hereunder.
     (e). Not to permit the Leased Premises to be used for any purpose other than that stated in the use clause hereof, or make or allow to be made any  alterations or physical additions in or to the Leased Premises without first obtaining the written consent of Lessor.  Any and all such alterations or physical additions, when made, shall become the property of Lessor and shall be surrendered to Lessor upon the termination of this Lease Agreement by lapse of time or otherwise;
          provided, however, this clause shall not apply to movable equipment or furniture by Lessee.
     (f). Not to occupy or use, or permit any portion of the Leased Premises to be occupied or used for any business or purpose which is  unlawful, disreputable or deemed to be extrahazardous on account of fire, or permit anything to be done which would in any way increase the rate of fire insurance coverage on the building and/or its contents.
     (g). To comply with all laws, ordinances, rules and regulations of all governmental authorities having jurisdiction relating to the use, condition or occupancy of the Leased Premises.  Lessee shall comply with the rules of the building adopted by Lessor which are set forth on a schedule either attached hereto or to be initialed by the parties hereto, and made a part hereof as fully as though set forth herein.
          Lessor shall have the right to change such rules and regulations or to amend them in any reasonable manner as it may deem advisable for the safety, care and cleanliness of the Leased Premises and for preservations  of good order all of which changes and amendments will be sent by Lessor to Lessee in writing and shall be thereafter carried out and observed by Lessee.
     (h). To permit Lessor or its agents or representatives to enter into and upon any part of the Leased Premises at all reasonable hours to inspect same, clean or make reairs, alterations or additions thereto, as Lessor may deem necessary or desirable, and Lessee shall not be entitled to any abatement or reduction of rent by reason thereof.
     (i). To conduct his  business and control his agents, employees, invitees and visitors in such manner as not to  create any nuisance, or interfere with, annoy or disturb any other tenant or Lessor in its operation of the building.
9.   Unless otherwise expressly stipulated herein, Lessor shall not be required to make any improvements or repairs of any kind or character on the Leased
     Premises during the term of this Lease Agreement, except such repairs as may be required by normal maintenance operations.
10.  Except as may be herein otherwise expressly  provided, Lessor shall not be liable to Lessee for any damage to persons or property caused by Lessor's negligence, and Lessee shall not be liable to Lessor for any damage to persons or property caused by Lessee's negligence.
11.  Lessor and Lessee mutually covenant and agree as follows:
     (a). If all or substantially all of the Leased Premises shall be taken or condemned for any public purpose, this Lease Agreement shall, at the option of either party, forthwith cease and terminate.  If less than a substantial portion of the Leased Premises be taken, the rental payment hereunder shall be reduced by just and proportionate amount.
          Lessor or Lessee shall not be liable or responsible to each other for any loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike,
          insurrection, war, court order, requisition or order of governmental body or authority beyond the control of Lessor or Lessee, as the case may be, or for any damage or inconvenience  which may arise through repair or alteration of any part of the building, or failure to make any such repairs or from any cause whatever, unless caused solely by
          Lessor's or Lessee's gross  negligence,  as the case may be, except as may be herein otherwise expressly provided.
     (b). In consideration of the mutual benefits arising under this Lease
          Agreement, Lessee hereby grants to Lessor a lien on all property of
          Lesse now or hereafter placed in or upon the Leased Premises (except such part of any property as may be exchanged, replaced or sold from time to time in the ordinary course of business operation or trade)
          and such property shall be and remain subject to such lien of Lessor for payment of all rent and other sums agreed to be paid by Lessee herein. Said lien shall be in addition to and cumulative of landlord's liens provided by law.
     (c). In the event the Leased Premises are abandoned by Lessee, Lessor shall have the right, but not the obligation, to relet same for the remainder of the term provided for herein; and if the rent received through such reletting does not at least equal the rent provided for herein, Lessee shall pay and satisfy any deficiency between the amount of the rent so provided for and that received through reletting, and, in addition thereto, shall pay all expenses incurred in connection with any such reletting, including, but not limited to, the cost of renovating, altering and decorating for a new occupant. Nothing herein shall be construed as in any way denying Lessor the right in the event of abandonment of said Leased Premises or other breach of the Lease
          Agreement by  Lessee, to treat the same as an entire breach and at
          Lessor's option immediately sue for the entire breach of this Lease
          Agreement and any and all damages which Lessor suffers thereby.
     (d). In the event of holding over by Lessee after expiration or termination of this lease agreement, Lessee shall pay as liquidated damages double rent for the entire holdover period.  No holding over by Lessee after the term of this Lease Agreement, either with or without consent and acquiescence of Lessor, shall operate to extend the Lease Agreement for a longer period than one (1) month; and any holding over with the consent of Lessor in writing shall thereafter constitute this Lease
          Agreement a lease from month to month.
     (e). In the event of fire in the Leased Premises, Lessee shall immediately give notice thereof to Lessor. If the Leased Premises, through no faultor neglect of Lessee, his agents, employees, invitees or visitors, shall be partially destroyed by fire and other casualty so as to render the Leased Premises untenantable, the rental herein shall cease thereafter until such time as the Leased Premises are made tenantable by Lessor.  In the event of the total destruction of the
          Leased Premises without fault or neglect of Lessee, his agents, employees, invitees or visitors, or if from such cause the same shall be so damaged that Lessor shall decide not to rebuild, then all rent owed up to the time of such destruction or termination shall be paid by Lessee and thenceforth this Lease Agreement shall cease and come to an end.
     (f). In the event Lessee makes default in the performance of any of the terms, covenants, agreements or conditions contained in this Lease
          Agreement and Lessor places the enforcement of this Lease Agreement, or any part thereof, or the collection of any rend due, or to become due hereunder, or recovery of the possession of the Leased Premises in the hands of an attorney, or files suit upon the same, Lessee agrees to pay Lessor a reasonable attorney's fee.
12.  This Lease Agreement may not be altered, changed or amended, except by an instrument in writing, signed by both parties hereto.
13.  Lessor shall have the right to transfer  and assign, in whole or in part, all of its rights and obligations hereunder in the building and property referred to herein.
14.  Lessee's default in paying the rent or any installment thereof, as hereinabove provided, or in keeping or performing any other term, covenant or condition of this Lease Agreement, shall authorize Lessor, at its option, at any time after such  default, and after ten (10) days' written notice thereof to Lessee (said notice to be in the manner hereinafter set forth), to declare this Lease Agreement terminated, and upon the occurrence of any one or more of such defaults, Lessor immediately, or at any time thereafter, may re-enter the Leased premises and remove all persons therefrom with or without legal process, and without prejudice to any of its other legal rights and all claims for damages  by reason of such re-entry are expressly waived, as also are all claims for damages by reason of any distress warrants or proceedings by way of sequestration which
     Lessor may employ to recover said rents or possession of the Leased
     Premises; provided  that Lessor shall not have the right to declare this
     Lease Agreement terminated, if, within ten (10) days after notice of any default, Lessee corrects same.
15.  Failure of Lessor to declare any default immediately upon occurrence thereof, or delay in taking any action in connection therewith, shall not waive such default, but Lessor shall have the right to declare any such default at any time and take such action as might be lawful or authorized hereunder, either in law or in equity.
16.  If voluntary bankruptcy proceedings are instituted by Lessee, or if Lessee is adjudged a bankrupt, or if Lessee makes an assignment for the benefit of his creditors, or if execution is issued against him, or if the interest of
     Lessee hereunder passes by operation of law to any person other than
     Lessee, this Lease Agreement may, at the option of Lessor, be terminated by notice in the manner hereinafter set forth.
17.  Lessor shall, at all times during the term of this Lease Agreement, at its expense, maintain a policy or policies of insurance with the premiums thereon fully paid in advance, issued by and binding upon some solvent insurance company, insuring the building  against loss or damage by fire, explosion, or other hazards and contingencies for the full insurable value thereof; provided that Lessor shall not be obligated to insure any furniture, equipment, machinery, goods or supplies not covered by this
     Lease Agreement which Lessee may bring or obtain upon the Leased Premises, or any additional improvements which Lessee may construct thereon. If the annual premiums charged Lessor for such casualty insurance exceed the standard premium rates because the nature of Lessee's operation results in extrahazardous exposure, then Lessee shall upon receipt of appropriate premium invoices reimburse Lessor for such increases in such premiums.
18.  Anything in this Lease Agreement to the contrary notwithstanding, the parties hereto waive any and all rights of recovery, claim, action or cause of action, against each other, their agents, officers and employees, for any loss or damage that may occur to the Leased Premises, or any improvements thereto, or said building of which the Leased Premises are a part or any other improvements thereto, by reason of fire, the elements, or any other cause which could be insured against under the terms of standard fire and extended coverage insurance policies, regardless of cause or origin, including negligence of the parties herto, their agents, officers and employees.
19.  All notices provided to be given under this Agreement shall be given by certified or registered mail, addressed to the proper party, at the following address:

     Lessor:                           Lessee:
     Boca Chica Tower                  bizfinders.com
     Brownsville, TX 78521             2015 Birdcreek Terrace #101
                                       Temple, TX  76502

20.  If the interest of Lessor under this Lease Agreement shall be transferred by reasons of foreclosure or other proceedings for enforcement of any first mortgage on the Leased Premises, Lessee shall be bound to such transferee under the terms, covenants and conditions of this lease for the balance of the term hereof and any extensions or renewals which may be effected in accordance with the terms and provisions hereof, with the same force and effect as if such transferee were the landlord under this Lease Agreement and Lessee does hereby agree to attorn to such  Transferee as his lessor, such attornment to be effective and self-operative without the execution of any further instruments upon such Transferee succeeding to the interest of the Lessor under this Lease Agreement.
21.  Time is of the essence in this Agreement.

     Executed this 1st day of June, 2001.

     Boca Chica Tower                  bizfinders.com

    ------------------------------     ------------------------
    Marcos San Miguel       Lessor                       Lessee
    Building Manager

     Termination by Lessee bizfinders.com is approved with a 30 day written notice.